OTHER LONG TERM ASSETS (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011
Other Assets [Line Items]
Prepayment for use right of certain equipment	$ 5,000,000	[1]	$ 3,000,000	[1]
Rental deposits and others	484,767		586,701
Other Assets, Noncurrent, Total	5,484,767		3,586,701
Technical Cooperation Agreement [Member]
Other Assets [Line Items]
Contractual obligation	5,000,000		5,000,000
Cash payment for obligation	$ 5,000,000		$ 3,000,000

[1]	In October 2011, the Company entered into a Technical Cooperation Agreement with a third party, pursuant to which the Company and the third party would jointly set up a laboratory, for the purpose of testing in connection with the next generation telecommunication techniques. The Company's obligation is to contribute cash of $5 million, which is estimated to be approximately half the expenditure budget to set up the laboratory. The laboratory will be jointly owned by the Company and the third party. As of December 31, 2012, the Company had contributed $5 million in cash. The construction of the laboratory was completed in early 2013 and the Company will amortize the prepayment over the expected life of the laboratory of three years from 2013.